Exhibit 99.1

Page
Combined Financial Statement of The Barros Properties

Independent Auditors’ Report	F-1

Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2011 (Audited) and nine months ended September 30, 2012 (Unaudited)	F-2

Notes to Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2011 (Audited) and nine months ended September 30, 2012 (Unaudited)	F-3

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Corp.

Pro Forma Consolidated Balance Sheet as of September 30, 2012 (Unaudited)	F-6

Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2012 (Unaudited)	F-7

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2011 (Unaudited)	F-8

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-9

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

We have audited the accompanying Combined Statement of Revenues and Certain Expenses of The Barros Properties located in southern California (the “Properties”) for the year ended December 31, 2011 (the “financial statement”). The financial statement is the responsibility of management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Properties for the year ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ PKF O'Connor Davies
A Division of O'Connor Davies, LLP

New York, New York
February 21, 2013

THE BARROS PROPERTIES
     COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

	Year Ended December 31, 2011	Nine Months Ended September 30, 2012 (Unaudited)
Revenues
Rental income (note 4)	$8,776	$6,420
Total revenues	8,776	6,420

Certain Expenses
Utilities	112	92
Repairs, maintenance and supplies	575	596
Cleaning and landscaping	135	109
Real estate taxes	1,030	781
Insurance	84	63
Total expenses	1,936	1,641

Excess of revenues over certain expenses	$6,840	$4,779

    See accompanying notes to combined statement of revenues and certain expenses.

THE BARROS PROPERTIES
NOTES TO THE COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2011 (AUDITED) AND
NINE MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)

1.	Business and Organization

Cypress West (“Cypress”) is a shopping center located in Cypress, California and was acquired on December 4, 2012 for $27.75 million in cash.  The property was owned by H.R. Barros Cypress Limited Partnership.  The property, which is anchored by Ralph’s supermarket (Kroger) and Rite Aid, has an aggregate gross rentable area of approximately 106,000 square feet.  The anchor tenants occupy approximately 53,000 square feet.

Redondo Beach Plaza (“Redondo”) is a shopping center located in Redondo Beach, California and was acquired on December 27, 2012 for $30.75 million in cash.  The property was owned by HRB Redondo Beach Plaza Limited Partnership.  The property, which is anchored by Von’s supermarket (Safeway) and The Salvation Army, has an aggregate gross rentable area of approximately 111,000 square feet.  The anchor tenants occupy approximately 81,000 square feet.

Harbor Place Center (“Harbor”) is a shopping center located in Garden Grove, California and was acquired on December 27, 2012 for $27.6 million in cash.  The property was owned by H.R. Barros Harbor LLC.  The property, which is anchored by Albertson’s and Ross Dress for Less, has an aggregate gross rentable area of approximately 120,000 square feet.  The anchor tenants occupy approximately 105,040 square feet.  Albertson’s Supermarket is currently paying rent under their lease but is no longer operating at the shopping center.

Diamond Bar Town Center (“Diamond Bar”) is a shopping center located in Diamond Bar, California and was acquired on February 1, 2013 for $27.4 million in cash.  The property was owned by H.R. Barros Family Limited Partnership.  The property, which is anchored by a national grocery store chain, has an aggregate gross rentable area of approximately 107,000 square feet.  Effective in 2013, the anchor tenant will occupy approximately 41,000 square feet.

Cypress, Redondo, Harbor and Diamond Bar (collectively, “The Barros Properties”) were acquired from entities under common ownership and management and accordingly the operations have been presented on a combined basis.

2.	Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Combined Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of The Barros Properties, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of The Barros Properties to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of The Barros Properties.

The combined statement of revenue and certain expenses for the nine-month period ended September 30, 2012 is unaudited. In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of revenue and certain expenses in accordance with the SEC Rule 3-14. All such adjustments are of a normal recurring nature.

Revenue Recognition

The Barros Properties’ operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements.  All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires The Barros Properties’ management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.	Subsequent Events

The Company has evaluated subsequent events through February 21, 2013, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the financial statements.

4.	Leases

The Barros Properties are subject to non-cancelable lease agreements, subject to various escalation clauses, with tenants for retail space. As of December 31, 2011, the future minimum rentals on non-cancelable operating leases expiring in various years are as follows:

Year ending December 31	Amounts

2012	$7,288,156
2013	6,581,121
2014	4,927,167
2015	3,740,801
2016	3,242,183
Thereafter	15,204,803
$40,984,231

The tenant leases provide for annual rentals that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. The Barros Properties’ tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire terms of the leases, which amounted to a decrease of approximately $258,000 and $217,000 in rental income for the year ended December 31, 2011 and the nine months ended September 30, 2012, respectively.

5.	Concentrations

For the year ended December 31, 2011 and the nine months ended September 30, 2012, two tenants in The Barros Properties’ accounted for approximately 19% and 13% of base rental revenues.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the nine months ended September 30, 2012 and for the year ended December 31, 2011 are presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisition of The Barros Properties on January 1, 2011. Additionally, the pro forma consolidated balance sheet as of September 30, 2012 has been presented as if the acquisition had been completed on September 30, 2012.

The purchase price allocation is calculated based on a 20/80 allocation to Land and Building and Improvements, respectively.  As of the date of this report, the Company is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805.  The purchase price allocation is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2011 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ended September 30, 2012. The pro forma consolidated financial statements do not purport to represent the Company’s financial position or results of operations that would actually have occurred assuming the completion of the acquisition of The Barros Properties had occurred on January 1, 2011; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2012
(UNAUDITED)
(in thousands)

	Company Historical(1)	Pro Forma Adjustments		Company Pro Forma
ASSETS:
Real Estate Investments:
Land	$214,378	$22,700	(2)	$237,078
Building and improvements	512,099	90,800	(2)	602,899
	726,477	113,500		839,977
Less: accumulated depreciation	26,986	—		26,986
	699,491	113,500		812,991
Mortgage notes receivables	10,000	—		10,000
Investment in and advances to unconsolidated joint ventures	15,078	—		15,078
Real Estate Investments, net	724,569	113,500		838,069

Cash and cash equivalents	23,489	—		23,489
Restricted cash	1,911	—		1,911
Tenant and other receivables	10,940	—		10,940
Deposits	2,600	—		2,600
Acquired lease intangible asset, net of accumulated amortization	35,987	—		35,987
Prepaid expenses	586	—		586
Deferred charges, net of accumulated amortization	19,378	—		19,378
Other	968	—		968
Total assets	$820,428	$113,500		$933,928

LIABILITIES AND EQUITY

Liabilities:
Team Loan	$200,000	$—		$200,000
Credit facilities	—	113,500	(2)	113,500
Mortgage notes payable	60,411	—		60,411
Acquired lease intangible liability, net	52,335	—		52,335
Accrued expenses	8,038	—		8,038
Tenants’ security deposit	1,864	—		1,864
Other liabilities	25,676	—		25,676
Total liabilities	$348,324	$113,500		$461,824

Equity:
Preferred stock	—	—		—
Common stock	5	—		5
Additional-paid-in capital	522,532	—		522,532
Accumulated deficit	(31,187)	—		(31,187)
Accumulated other comprehensive loss	(19,248)	—		(19,248)
Total Retail Opportunity Investments Corp. shareholders’ equity	472,102	—		472,102
Non-controlling interests	2	—		2
Total equity	472,104	—		472,104
Total liabilities and equity	$820,428	$113,500		$933,928

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012
(UNAUDITED)
(in thousands, except per share data)

	Company Historical(1)	The Barros Properties	Pro forma Adjustments		Company Pro Forma
Revenue
Base rents	$42,734	$5,303	$235	(3)	$48,272
Recoveries from tenants	10,019	1,117	—		11,136
Mortgage interest	902	—	—		902
Total revenues	53,655	6,420	235		60,310

Operating expenses
Property operating	9,324	860	—		10,184
Property taxes	5,115	781	—		5,896
Depreciation and amortization	20,738	—	1,746	(4)	22,484
General & administrative expenses	8,717	—	—		8,717
Acquisition transaction costs	947	—	95	(5)	1,042
Total operating expenses	44,841	1,641	1,841		48,323

Operating income (Loss)	8,814	4,779	(1,606)		11,987
Non-operating income (expenses)
Interest expense	(8,145)	—	(1,520	)(6)	(9,665)
Gain on consideration of JV	2,145	—			2,145
Gain on bargain purchase	3,864	—			3,864
Equity in earnings from unconsolidated joint ventures	1,481	—	—		1,481
Interest income	11	—	—		11
Net income attributable to Retail Opportunity Investments Corp.	$8,170	$4,779	$(3,126)		$9,823

Pro forma weighted average shares outstanding
Basic:	50,863				50,863
Diluted:	51,266				51,226
Pro forma income per share
Basic and diluted:	$0.16				$0.19
Pro forma dividends per share:	$0.39				$0.39

Comprehensive (loss) income:
Net income attributable to Retail Opportunity Investments Corp.	$8,170	$—	$—		$9,823
Other comprehensive loss:
Unrealized loss on swap derivative	(5,153)	—	—		(5,153)
Total other comprehensive loss	(5,153)	—	—		(5,153)
Total Comprehensive (loss) income	$3,017	$—	$—		$4,670

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2011
(UNAUDITED)
(in thousands, except per share data)

	Company Historical(1)	The Barros Properties	Pro Forma Adjustments		Company Pro Forma
Revenue
Base rents	$39,581	$7,239	$314	(3)	$47,134
Recoveries from tenants	10,248	1,537	—		11,785
Mortgage interest	1,909	—	—		1,909
Total revenues	51,738	8,776	314		60,828

Operating expenses
Property operating	8,404	906	—		9,310
Property taxes	5,023	1,030	—		6,053
Depreciation and amortization	21,264	—	2,328	(4)	23,592
General & Administrative Expenses	9,801	—	—		9,801
Acquisition transaction costs	2,291	—	95	(5)	2,386
Total operating expenses	46,783	1,936	2,423		51,142

Operating income (loss)	4,955	6,840	(2,109)		9,686
Non-operating income (expenses)
Interest expense	(6,225)	—	(2,030	)(6)	(8,255)
Gain on bargain purchase	9,449	—	—		9,449
Equity in earnings from unconsolidated joint ventures	1,458	—	—		1,458
Interest income	19	—	—		19
Net income (loss) attributable to Retail Opportunity Investments Corp.	$9,656	$6,840	$(4,139)		$12,357

Pro forma weighted average shares outstanding
Basic:	42,477				42,477
Diluted:	42,526				42,526
Pro forma income per share
Basic and diluted:	$0.23				$0.29
Pro forma dividends per share:	$0.39				$0.39

Comprehensive (loss) income:
Net income attributable to Retail Opportunity Investments Corp.	$9,656	$—	$—		$12,357
Other comprehensive loss:
Unrealized loss on swap derivative	(13,577)	—	—		(13,577)
Total other comprehensive loss	(13,577)	—	—		(13,577)
Total Comprehensive (loss) income	$(3,921)	$—	$—		$(1,220)

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
(Dollar amounts in thousands, except per share data)

Adjustments to the Pro Forma Consolidated Financial Statements

1.	Derived from the Company’s audited and unaudited financial statements for the year ended December 31, 2011 and the nine months ended September 30, 2012.
2.	Reflects the pro forma acquisition of The Barros Properties for approximately $113.5 million. The acquisition was funded entirely by borrowings under the Company’s credit facility.
3.
Reflects the pro forma adjustment of $314 and $235 for the year ended December 31, 2011 and the nine months ended September 30 2012, respectively, to record operating rents on a straight-line basis beginning January 1, 2011.

4.
Reflects the estimated depreciation for The Barros Properties based on estimated values allocated to building at the beginning of the periods presented.  Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows:

	Estimated Useful Life	For the Nine Months Ended September 30, 2012 Depreciation Expense	Year Ended December 31, 2011 Depreciation Expense

Building	39 years	$1,746	$2,328

5.	Reflects the pro forma adjustment for estimated costs related to the acquisition of The Barros Properties.
6.
Reflects the pro forma adjustment to interest expense, assuming the Company had to borrow funds from its credit facility to cover the purchase price as if the acquisition had been made on the first day of the periods presented.